EXHIBIT 99.1

 -------------------------------------------------------------------------------
                       AICCO PREMIUM FINANCE MASTER TRUST
               (Formerly AIG Credit Premium Finance Master Trust)
                                  Series 2004-1
                         MONTHLY NOTEHOLDERS' STATEMENT
 -------------------------------------------------------------------------------

          Set forth below is information with respect to the Payment Date of October 15, 2004 and with respect to the performance of the Trust during the related Monthly Period.

          Capitalized terms used in this Monthly Noteholders' Statement have their respective meanings set forth in the Base Indenture, as supplemented by the Series 2004-1 Supplement.



     A.   INFORMATION REGARDING THE CURRENT MONTHLY PAYMENT (STATED ON THE BASIS
          ----------------------------------------------------------------------
          OF $1,000 ORIGINAL NOTE PRINCIPAL AMOUNT).
          -----------------------------------------

          1.   The total amount of the payment to Holders of Class A, Class B,
               Class C and Class D Notes.                                                    $1.61

          2.   The amount of the payment set forth in A1 above in respect of
               Class A Monthly Principal.                                                    $0.00

          3.   The amount of the payment set forth in A1 above in respect of
               Class B Monthly Principal.                                                    $0.00

          4.   The amount of the payment set forth in A1 above in respect of
               Class C Monthly Principal.                                                    $0.00

          5.   The amount of the payment set forth in A1 above in respect of
               Class D Monthly Principal.                                                    $0.00

          6.   The amount of the payment set forth in A1 above in respect of
               Class A Monthly Interest                                                      $1.62

          7.   The amount of the payment set forth in A1 above in respect of
               Class A Additional Interest.                                                  $0.00

          8.   The amount of the payment set forth in A1 above in respect of
               Class A Deficiency Amount.                                                    $0.00

          9.   The amount of the payment set forth in A1 above in respect of
               Class B Monthly Interest                                                      $1.84

          10.  The amount of the payment set forth in A1 above in respect of
               Class B Additional Interest.                                                  $0.00

          11.  The amount of the payment set forth in A1 above in respect of
               Class B Deficiency Amount.                                                    $0.00

          12.  The amount of the payment set forth in A1 above in respect of
               Class B Prior Period Interest.                                                $0.00

          13.  The amount of the payment set forth in A1 above in respect of
               Class C Monthly Interest.                                                     $2.13

          14.  The amount of the payment set forth in A1 above in respect of
               Class C Additional Interest.                                                  $0.00

          15.  The amount of the payment set forth in A1 above in respect of
               Class C Deficiency Amount.                                                    $0.00


                                       1

          16.  The amount of the payment set forth in A1 above in respect of
               Class C Prior Period Interest.                                                $0.00

          17.  The amount of the payment set forth in A1 above in respect of
               Class D Monthly Interest.                                                     $0.00

          18.  The amount of the payment set forth in A1 above in respect of
               Class D Additional Interest.                                                  $0.00

          19.  The amount of the payment set forth in A1 above in respect of
               Class D Deficiency Amount.                                                    $0.00

          20.  The amount of the payment set forth in A1 above in respect of
               Class D Prior Period Interest.                                                $0.00

     B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST.
           -------------------------------------------------

          1.   Collections of Principal Receivables.
               ------------------------------------

               The aggregate amount of Collections of Principal Receivables received during the related Monthly Period which were allocated
               in respect of the Class A, Class B, Class C, and Class D notes.     $115,105,998.88


          2.   Noteholders Investor Interests and Principal Receivables in the
               ---------------------------------------------------------------
               Trust.
               -----

               (a)  The aggregate amount of Principal Receivables in the Trust
                    as of the end of the related Monthly Period.                  2,981,866,435.22

               (b)  The Investor Interest as of the end of the related Interest
                    Period.                                                        $591,400,000.00

               (c)  The Class A Investor Interest as of the end of the related
                    Interest Period.                                               $550,000,000.00

               (d)  The Class B Investor Interest as of the end of the related
                    Interest Period.                                                $22,170,000.00

               (e)  The Class C Investor Interest as of the end of the related
                    Interest Period.                                                $10,350,000.00

               (f)  The Class D Investor Interest as of the end of the related
                    Interest Period.                                                 $8,880,000.00

               (g)  The average daily Investor Interest with respect to the
                    related Interest Period.                                       $591,400,000.00

               (h)  The average daily Class A Investor Interest with respect to
                    the related Interest Period.                                   $550,000,000.00

               (i)  The average daily Class B Investor Interest with respect to
                    the related Interest Period.                                    $22,170,000.00

               (j)  The average daily Class C Investor Interest with respect to
                    the related Interest Period.                                    $10,350,000.00

               (k)  The average daily Class D Investor Interest with respect to
                    the related Interest Period.                                     $8,880,000.00

               (l)  The Floating Investor Percentage with respect to the related
                    Transfer Date.                                                          19.64%

               (m)  The Class A Floating Allocation with respect to the related
                    Transfer Date.                                                          93.00%


                                       2

               (n)  The Class B Floating Allocation with respect to the related
                    Transfer Date.                                                           3.75%

               (o)  The Class C Floating Allocation with respect to the related
                    Transfer Date.                                                           1.75%

               (p)  The Class D Floating Allocation with respect to the related
                    Transfer Date.                                                           1.50%

               (q)  The Fixed Investor Percentage with respect to the related                   -
                    Monthly Period.

               (r)  The Class A Fixed Allocation with respect to the related                    -
                    Monthly Period.

               (s)  The Class B Fixed Allocation with respect to the related                    -
                    Monthly Period.

               (t)  The Class C Fixed Allocation with respect to the related                    -
                    Monthly Period.

               (u)  The Class D Fixed Allocation with respect to the related                    -
                    Monthly Period.

               (v)  The outstanding principal balance of the Class A Notes as of
                    the end of the day on the Payment Date.                        $550,000,000.00

               (x)  The outstanding principal balance of the Class B Notes as of
                    the end of the day on the Payment Date.                         $22,170,000.00

               (y)  The outstanding principal balance of the Class C Notes as of
                    the end of the day on the Payment Date.                         $10,350,000.00

               (z)  The outstanding principal balance of the Class D Notes as of
                    the end of the day on the Payment Date.                          $8,880,000.00

               (aa) The balance of the Transferor Certificate as of the end
                    of the related Monthly Period.                                            0.00

          3.    Increases and Decreases in Investor Interests.
                ---------------------------------------------

               (a)  Increases in the Class A Investor Interest made during the related Interest Period (not including increases made
                    on the preceding payment date)                                            0.00

               (b)  Increases in the Class B Investor Interest made during the related Interest Period (not including increases made
                    on the preceding payment date)                                            0.00

               (c)  Increases in the Class C Investor Interest made during the related Interest Period (not including increases made
                    on the preceding payment date)                                            0.00

               (d)  Increases in the Class D Investor Interest made during the related Interest Period (not including increases made
                    on the preceding payment date)                                            0.00

               (e)  Voluntary Decreases in the Class A Investor Interest made during the related Interest Period (not including
                    decreases made on the preceding payment date)                             0.00

               (f)  Voluntary Decreases in the Class B Investor Interest made during the related Interest Period (not including
                    decreases made on the preceding payment date)                             0.00

               (g)  Voluntary Decreases in the Class C Investor Interest made during the related Interest Period (not including
                    decreases made on the preceding payment date)                             0.00



                                       3

               (h)  Voluntary Decreases in the Class D Investor Interest made during the related Interest Period (not including
                    decreases made on the preceding payment date)                             0.00

               (i)  Increases in the Class A Investor Interest to be made on the
                    related Payment Date.                                                     0.00

               (j)  Increases in the Class B Investor Interest to be made on the
                    related Payment Date.                                                     0.00

               (k)  Increases in the Class C Investor Interest to be made on the
                    related Payment Date.                                                     0.00

               (l)  Increases in the Class D Investor Interest to be made on the
                    related Payment Date.                                                     0.00

               (m)  Mandatory Decreases of the Class A Investor Interest to be
                    made on the related Payment Date.                                         0.00

               (n)  Mandatory Decreases of the Class B Investor Interest to be
                    made on the related Payment Date.                                         0.00

               (o)  Mandatory Decreases of the Class C Investor Interest to be
                    made on the related Payment Date.                                         0.00

               (p)  Mandatory Decreases of the Class D Investor Interest to be
                    made on the related Payment Date.                                         0.00

               (q)  Voluntary Decreases in the Class A Investor Interest to be
                    made on the related Payment Date.                                         0.00

               (r)  Voluntary Decreases in the Class B Investor Interest to be
                    made on the related Payment Date.                                         0.00

               (s)  Voluntary Decreases in the Class C Investor Interest to be
                    made on the related Payment Date.                                         0.00

               (t)  Voluntary Decreases in the Class D Investor Interest to be
                    made on the related Payment Date.                                         0.00

          4.   Delinquent Receivables
               ----------------------


                                                                 Aggregate                Percentage
                                                                Outstanding               of Total
                                                              ---------------------------------------
                                                                  Balance                 Receivables

                        (a)   1   -  30 days                   $26,809,466.57                  0.90%
                        (b)   31 - 60 days                     $10,701,212.70                  0.36%
                        (c)   61 - 90 days                      $7,777,015.48                  0.26%
                        (d)   91 - 120 days                     $4,180,901.37                  0.14%
                        (e)   121 - 150 days                    $2,363,387.39                  0.08%
                        (f)   151 or more days                  $7,017,105.60                  0.24%
                                                              ---------------------------------------
                                        Total                  $58,849,089.11                  1.97%
                                                              =======================================

          5.   Deferred Payment Obligations and Unfunded Receivables
               -----------------------------------------------------

               (a)  Aggregate amount of Principal Receivables
                    representing Deferred Payment Obligations.                     $329,368,140.23

               (b)  Percentage of aggregate Principal Receivables balance
                    representing Deferred Payment Obligations.                               11.05%

               (c)  Aggregate amount of Principal Receivables
                    representing the amount of unfunded Receivables.                $91,935,678.16

               (d)  Percentage of aggregate Principal Receivables balance
                    representing the amount of unfunded Receivables.                          3.08%



                                       4

          6.   Investor Default Amounts
               ------------------------

               (a)  The Aggregate Investor Default Amount for the related
                    Monthly Period.                                                     $71,068.42

               (b)  The Class A Investor Default Amount for the related Transfer
                    Date.                                                               $66,093.39

               (c)  The Class B Investor Default Amount for the related Transfer
                    Date.                                                                $2,664.16

               (d)  The Class C Investor Default Amount for the related Transfer
                    Date.                                                                $1,243.76

               (e)  The Class D Investor Default Amount for the related Transfer
                    Date.                                                                $1,067.11


          7.   Investor Charge-offs
               --------------------

               (a)  The aggregate amount of Class A Investor Charge-Offs and
                    other principal writedowns for the related Transfer Date.                $0.00

               (b)  The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(a) above per
                    $1,000 of original Class A Note principal amount.                        $0.00

               (c)  The aggregate amount of Class B Investor Charge-Offs and
                    other principal writedowns for the related Transfer Date.                $0.00

               (d)  The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(c) above per
                    $1,000 of original Class B Note principal amount.                        $0.00

               (e)  The aggregate amount of Class C Investor Charge-Offs and
                    other principal writedowns for the related Transfer Date.                $0.00

               (f)  The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(e) above per
                    $1,000 of original Class C Note principal amount.                        $0.00

               (g)  The aggregate amount of Class D Investor Charge-Offs and
                    other principal writedowns for the related Transfer Date.                $0.00

               (h)  The aggregate amount of Class D Investor Charge-Offs and other principal writedowns set forth in 6(g) above per
                    $1,000 of original Class D Note principal amount.                        $0.00

               (i)  The aggregate amount of Class A Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date
                    immediately preceding this payment Date.                                 $0.00

               (j)  The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(i) above per
                    $1,000 of original Class A Note principal amount reimbursed on the Transfer Date immediately preceding this Payment
                    Date.                                                                    $0.00

               (k)  The aggregate amount of Class B Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date
                    immediately preceding this payment Date.                                 $0.00

               (l)  The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(k) above per
                    $1,000 of original Class B Note principal amount reimbursed on the Transfer Date immediately preceding this Payment
                    Date.                                                                    $0.00



                                       5

               (m)  The aggregate amount of Class C Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date
                    immediately preceding this payment Date.                                 $0.00

               (n)  The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(m) above per
                    $1,000 of original Class C Note principal amount reimbursed on the Transfer Date immediately preceding this Payment
                    Date.                                                                    $0.00

               (o)  The aggregate amount of Class D Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date
                    immediately preceding this payment Date.                                 $0.00

               (p)  The aggregate amount of Class D Investor Charge-Offs and other principal writedowns set forth in 6(o) above per
                    $1,000 of original Class C Note principal amount reimbursed on the Transfer Date immediately preceding this Payment
                    Date.                                                                    $0.00

          8.   Investor Servicing Fee
               ----------------------

               (a)  The amount of the Class A Servicing Fee payable by the Trust
                    to the Servicer with respect to the related Transfer Date.               $0.00

               (b)  The amount of the Class B Servicing Fee payable by the Trust
                    to the Servicer with respect to the related Transfer Date.               $0.00

               (c)  The amount of the Class C Servicing Fee payable by the Trust
                    to the Servicer with respect to the related Transfer Date.               $0.00

               (d)  The amount of the Class D Servicing Fee payable by the Trust
                    to the Servicer with respect to the related Transfer Date.               $0.00


          9.   Reallocations
               -------------


               (a)  The amount of Reallocated Class B Principal Collections with
                    respect to this payment Date.                                            $0.00

               (b)  The amount of Reallocated Class C Principal Collections with
                    respect to this payment Date.                                            $0.00

               (c)  The amount of Reallocated Class D Principal Collections with
                    respect to this payment Date.                                            $0.00

          10.  Collection of Finance Charge Receivables
               -----------------------------------------

               The aggregate amount of Collections of Finance Charge Receivables
               (including Recoveries) received during the related Monthly Period which were allocated in respect of the Class A, Class B, Class C
               and Class D notes.                                                    $3,425,494.86


          11.  Available Funds
               ---------------

               (a)  The amount of Class A Available Funds on deposit in the
                    Finance Charge Account on the related Transfer Date.             $3,185,698.63


               (b)  The amount of Class B Available Funds on deposit in the
                    Finance Charge Account on the related Transfer Date.               $128,412.62


               (c)  The amount of Class C Available Funds on deposit in the
                    Finance Charge Account on the related Transfer Date.                $59,949.06

               (d)  The amount of Class D Available Funds on deposit in the
                    Finance Charge Account on the related Transfer Date.                $51,434.55


          12.  Pool Factor as of the related Monthly Period                              1.0000000
               --------------------------------------------




                                       6

          13.  Yield Enhancement
               -----------------

               (a)  Balance in the Yield Enhancement Account as of the related
                    Monthly Period                                                   $2,911,635.16

               (b)  Available Yield Enhancement Amount with respect to the
                    related Transfer Date.                                             $952,076.42

               (c)  Excess Spread with respect to the related Transfer Date.         $2,429,405.05

               (d)  Amount paid to Noteholders from Excess Spread on the related
                    Transfer Date.                                                      $27,055.03

               (e)  Amount paid to Noteholders from the Yield Enhancement
                    Account on ther related Transfer Date.                                   $0.00

               (f)  91 Day Delinquency Amount as of the related Transfer Date.       $2,663,336.76

               (g)  Amount in excess of the 91 Day Delinquency Amount released
                    from. the Yield Enhancement Account.                            ($3,602,724.85)

               (h)  Resulting balance in the Yield Enhancement Account on the
                    related Transfer Date.                                           $2,663,336.76

          15.  Class C Reserve Account
               -----------------------

               (a)  Class C Reserve Amount Requied                                           $0.00

               (b)  Class C Reserve Amount Funded                                            $0.00

          16.  Excess Funding Account
               ----------------------

               (a)  The principal amount on deposit in the Excess Funding
                    Account as of the end of the related Monthly Period.                     $0.00

               (b)  The Amount of Principal Collections deposited into the
                    Excess Funding Account on the related Transfer Date.                     $0.00

          C.   Floating Rate Determination
               ---------------------------

               1.   LIBOR for the Interest Period ending on this payment Date.              1.7600%


          D.   Amortization Periods
               --------------------

               1.   Class A Controlled Amortization period has not commenced.

               2.   Class B Controlled Amortization period has not commenced.

               3.   Class C Controlled Amortization period has not commenced.

               4.   Class D Controlled Amortization period has not commenced.

               5.   Class A Principal Amortization period has not commenced.

               6.   Class B Principal Amortization period has not commenced.

               7.   Class C Principal Amortization period has not commenced.

               8.   Rapid Amortization Period has not commenced.


                                       7

              E.   Pay Out Events
                   --------------

                    (a)  Financed Premium Percentage for the related Monthly
                         Period.                                                        78.46%

                    (b)  Financed Premium Percentage for the Monthly Period
                         immediately preceding the related Monthly Period.              78.79%

                    (c)  Financed Premium Percentage for the Monthly Period next
                         preceding the related Monthly Period.                          78.43%

                    (d)  Monthly Payment Rate for the related Monthly Period.           20.04%

                    (e)  Monthly Payment Rate for the Monthly Period immediately
                         preceding the related Monthly Period.                          20.44%

                    (f)  Monthly Payment Rate for the Monthly Period next
                         preceding the related Monthly Period.                          21.34%

                    (g)  Annualized Monthly Excess Spread Amount for the related
                         Monthly Period.                                                681 bp's

                    (h)  Annualized Monthly Excess Spread Amount for the Monthly
                         Period immediately preceding the related Monthly Period.       700 bp's

                    (i)  Annualized Monthly Excess Spread Amount for the Monthly
                         Period next preceding the related Monthly Period.               709 bp's


                    To the knowledge of the undersigned, no Series 2004-1 Pay
                    Out Event or Trust Pay Out Event has occurred.

               F.   Supplemental Information:
                    ------------------------

                    The five largest affiliated insurance carrier groups at month-end are:

                                                                 % of total
                                                                 ----------
                   1.   American International Group Inc.          33.9%
                   2.   Lloyd's of London                           5.2%
                   3.   Zurich Financial Services Group             4.8%
                   4.   St. Paul Travelers Companies Inc.           4.0%
                   5.   CNA Insurance Companies                     2.8%


                             A. I. CREDIT CORP., AICCO I, AICCO II, IP FINANCE, IP FUNDING, SERVICER



                              By:  /s/ Jeffrey Lesnoy
                                  ----------------------------------------------
                                  Jeffrey Lesnoy
                                  Senior Vice President and
                                  Controller




                                       8